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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) OCTOBER 24, 2000
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                    WASHINGTON REAL ESTATE INVESTMENT TRUST
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             (Exact name of registrant as specified in its charter)

Maryland                               1-6622                        53-0261100
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(State or other jurisdiction of    (Commission File                (IRS Employer
         incorporation)                 Number)           Identification Number)

 6110 Executive Boulevard Suite 800, Rockville, Maryland               20852
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code (301) 984-9400
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Item 5: OTHER EVENTS

     Attached hereto as Exhibit 99.1 is a copy of certain Supplemental Data included in the Trust's press release, dated October 24, 2000.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

          Exhibit
          Number
          ------
          99.1     Press Release, October 24, 2000, entitled "Supplemental Data"
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                    WASHINGTON REAL ESTATE INVESTMENT TRUST
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                                 (Registrant)


                    By: /s/ Larry E. Finger
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                                  (Signature)

                       Larry E. Finger
                       Senior Vice President
                       Chief Financial Officer

     October 24, 2000
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          (Date)